EXHIBIT 99.2

Shareholder Update May 2013

Forward Looking Statements Certain statements in this investor presentation and other written or oral statements made by or on behalf of us are "forward - looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments an d our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future , a re forward - looking statements within the meaning of these laws. Forward looking statements include, without limitation, statements regarding future sales and contracting activity, projected fuel escalators, and all guidance figures. These forward - looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, th e following: our cash flows, results of operation or financial condition; the consummation of acquisition, disposition or finan cin g transactions and the effect thereof on our business; governmental policies, regulatory actions and court decisions affecting the coal industry or our customers’ coal usage; legal and administrative proceedings, settlements, investigations and claims; our ab ility to obtain and renew permits necessary for our existing and planned operation in a timely manner; environmental concerns relat ed to coal mining and combustion and the cost and perceived benefits of alternative sources of energy; inherent risks of coal mi nin g beyond our control, including weather and geologic conditions or catastrophic weather - related damage; our production capabilitie s; availability of transportation; our ability to timely obtain necessary supplies and equipment; market demand for coal, electr ici ty and steel; competition, including competition from alternative sources such as natural gas; our relationships with, and other con dit ions affecting, our customers; employee workforce factors; our assumptions concerning economically recoverable coal reserve estimates; future economic or capital market conditions; our plans and objectives for future operations and expansion or consolidation; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC). Managemen t believes that these forward - looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward - looking statement, whether as a result of future events, new information or otherwise. 2

3 Agenda ● Opening Comments ● Operations Review ● Market Review ● Miscellaneous 3

Opening Comments Summary ● Substantially Completed a Major Restructuring of All Mine Operations and Support Services ● Cash Mining Costs Per Ton Fall in CAPP and Midwest Operations ● Capital Expenditures of $7.7 Million ● Domestic Thermal Market Improves With Higher Natural Gas Prices; Met Coal Market Impacted by Global Economic Concerns ● Continuing to Evaluate Options to Strengthen the Balance Sheet and Improve Liquidity 4

5 Agenda ● Opening Comments ● Operations Review ● Market Review ● Miscellaneous 5

Operations Review Safety 8.40 1.54 5.00 2.35 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1 2013 JRCC National Average Non - Fatal Days Lost 6

Operations Review Central Appalachia ● Operations Performed Well From a Cost and Production Aspect ● Completed Review of all SG&A and Non - Production Related Costs – Changes Are Being Implemented in Q - 1 and Q - 2 ● Completed Underground Development Projects at Mine 15 ● Continued Development at Mine 3B Met Mine at Hampden – Replacement Mine – Production to Begin in the 2 nd Quarter ● Added 7 Million Tons to Underground Reserve Base 7

Operations Review Midwest ● Continued to Match Production to the Market ● Cash Costs Fell From Prior Quarter and Year - Over - Year ● Completed Mining at Freelandville Underground – Moved Employees and Equipment to New Unit at Freelandville West ● Worked Through Tough Geology at Hurricane East 8

9 Agenda ● Opening Comments ● Operations Review ● Market Review ● Miscellaneous 9

Market Review Summary ● The U.S. Thermal Market is Improving…… Slowly – Production Cuts From the Coal Industry – Higher Coal Burn By Utilities Due to Coal and Gas Economics ● The Met and Thermal Markets in Europe Have Weakened Again – The Cyprus Effect?? ● The U.S. Natural Gas Market has Improved……Nicely – It is More Than Just the Weather in March – Production Growth has Slowed ● Two Items to Watch: – 2014 Elections in Indonesia – GDP Growth in Japan (“Abenomics”) 10

Market Review Metallurgical Coal ● Too Much Supply is Still Being Sold Below Cost ● Volumes Are Holding Up ● Low - Cost Suppliers Are Too Quick to Increase Supply ● New Supply is Coming From Multiple Sources Supply Demand ● Steel Production in Europe and Brazil is OK, Not Good ● Domestic Demand is Stable ● Export Demand is Holding Steady − Price Discounting Continues 11

Market Review Thermal Coal ● Thermal Market Still Weak but Showing Signs of Life – Several Recent RFP’s ● Anecdotally, Coal Burn is Picking Up ● Inventories are Still High, But Coming Down ● The Railroads are Being Both Creative and Flexible 12

Market Review Natural Gas Storage The Surplus is Gone! - 10% 0% 10% 20% 30% 40% 50% 60% 70% Jan 2011 April 2013 Source: Energy Information Administration Average Price of $4.25/mm BTU Percent Above the 5 Year Average (5.1%) 13

Market Review Natural Gas Production Growth The Untold Story - 2% 0% 2% 4% 6% 8% 10% 12% 14% Jan 2011 Jan 2013 Source: Energy Information Administration YOY Total Gas Production February 2012 A Well - Defined Trend 14

15 Agenda ● Opening Comments ● Operations Review ● Market Review ● Miscellaneous 15

Miscellaneous Balance Sheet and Liquidity A Yes Vote By Shareholders For Proposal 2 in the Current Proxy is Very Important For A Successful Conclusion ● We Have Followed a Very Deliberative Process with Input From a Large Number of Advisors, Shareholders and Debtholders ● Our Goals are to Reduce Balance Sheet Leverage and to Improve Liquidity in the Most Cost - Effective Manner Possible ● One Conclusion of the Process is that, At Current Prices, We Need Shareholder Approval to Have the Widest Possible Choice of Options – Proposal Two in the Current Proxy: • Arises From Specific NASDAQ Rules • Is A General, Rather Than a Specific, Approval Request that Will Give The Company the Opportunity to Consider Transactions in Response to Shifting Market Conditions • Authorized Shares Will Not Be Used as a Takeover Defense 1 6

Miscellaneous Balance Sheet and Liquidity A Yes Vote By Shareholders For Proposal 2 in the Current Proxy is Very Important For A Successful Conclusion ● We Have Followed a Very Deliberative Process with Input From a Large Number of Advisors, Shareholders and Debtholders ● Our Goals are to Reduce Balance Sheet Leverage and to Improve Liquidity in the Most Cost - Effective Manner Possible ● One Conclusion of the Process is that, At Current Prices, We Need Shareholder Approval to Have the Widest Possible Choice of Options – Proposal Two in the Current Proxy: • Arises From Specific NASDAQ Rules • Is A General, Rather Than a Specific, Approval Request that Will Give The Company the Opportunity to Consider Transactions in Response to Shifting Market Conditions • Authorized Shares Will Not Be Used as a Takeover Defense 1 6

Miscellaneous Balance Sheet and Liquidity A Yes Vote By Shareholders For Proposal 2 in the Current Proxy is Very Important For A Successful Conclusion ● We Have Followed a Very Deliberative Process with Input From a Large Number of Advisors, Shareholders and Debtholders ● Our Goals are to Reduce Balance Sheet Leverage and to Improve Liquidity in the Most Cost - Effective Manner Possible ● One Conclusion of the Process is that, At Current Prices, We Need Shareholder Approval to Have the Widest Possible Choice of Options – Proposal Two in the Current Proxy: • Arises From Specific NASDAQ Rules • Is A General, Rather Than a Specific, Approval Request that Will Give The Company the Opportunity to Consider Transactions in Response to Shifting Market Conditions • Authorized Shares Will Not Be Used as a Takeover Defense 1

Miscellaneous Balance Sheet and Liquidity A Yes Vote By Shareholders For Proposal 2 in the Current Proxy is Very Important For A Successful Conclusion ● We Have Followed a Very Deliberative Process with Input From a Large Number of Advisors, Shareholders and Debtholders ● Our Goals are to Reduce Balance Sheet Leverage and to Improve Liquidity in the Most Cost - Effective Manner Possible ● One Conclusion of the Process is that, At Current Prices, We Need Shareholder Approval to Have the Widest Possible Choice of Options – Proposal Two in the Current Proxy: • Arises From Specific NASDAQ Rules • Is A General, Rather Than a Specific, Approval Request that Will Give The Company the Opportunity to Consider Transactions in Response to Shifting Market Conditions • Authorized Shares Will Not Be Used as a Takeover Defense 1

Miscellaneous Upcoming Investor Conferences and Meetings May 20, 2013 Brean Capital Global Resources & Infrastructure Conference New York August 6, 2013 BB&T Coal & Diversified Mining Conference St. Louis 2 nd Quarter Report – Early August 17